2003 Analyst/Investor Conference

1

Forward-Looking Statements

These presentations

contain forward

-

looking statements. Company management cautions readers

that the assumptions, which form the basis for the forward

-

looking statements, include many

factors that are beyond company management's ability to control or estimate precisely. Those factors include, but are not limited to, the following: changes in industrial, commercial, and residential growth in the company's service territories and those of the company's subsidiaries;

changes in price and demand for natural gas

and related products; impact of changes in state and

federal legislation and regulation, including various orders of the state public service commissions and the Federal Energy Regulatory Commission, on the gas and electric industries and on the company,

including the impact of Atlanta Gas Light Company's performance based rate plan; effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, unknown risks related to nonreg

ulated businesses, and unknown issues such as the stability of certificated marketers;

impact of Georgia's Natural Gas Consumers' Relief Act of 2002; concentration of credit risk in certificated marketers and the company's wholesale services segment's counterparties; excess network capacity and demand/growth for dark fiber in metro network areas of AGL Networks'

customers; AGL Networks' introduction and market acceptance of new technologies and products, as well as the adoption of new networking standards; ability of AGL Networks to produce sufficient capital to fund its business; ability to negotiate new contracts with telecommunications providers for the provision of AGL Networks' dark-fiber services; industry consolidation; performance of equity and bond markets and the impact on pension fund costs;

impact of acquisitions and divestitures; changes in accounting policies and practices issued periodically by accounting standard-setting bodies; direct or indirect effects on the company's business, financial condition or liquidity resulting from a change in the company's credit ratings or the credit ratings of the company's competitors or counterparties; interest rate fluctuations,

financial market conditions, and general economic conditions; uncertainties about environmental issues and the related impact of such issues; impact of changes in weather upon the temperature-

sensitive portions of the company's business; and other risks described in the company's documents on file with the Securities and Exchange Commission.

Accounting For Derivatives

Ronald L. Lepionka

Vice President and Controller, Sequent Energy Management

Background

Explosive growth in the use and variety of derivatives in the
1990s

Merchant Energy companies had discussions with SEC staff

Shouldn’t trading get mark-to-market accounting?

Fair value was a better indicator than historical cost

Financial statements did not clearly reflect the effects of
derivatives

Some companies experienced large losses from off-balance
sheet derivatives

Accounting Standards have developed with the culmination of
SFAS 133, “Accounting for Derivative Instruments and
Hedging Activities”

2003 Analyst/Investor Conference

3

AGL Resources

EITF 98-10

Effective FY
beginning after
December 15, 1998

Should revenues be
recognized gross or
net?

Defines energy
trading and energy
related contracts

If energy trading or
energy related
contract, then mark-
to-market
accounting

12/98

6/00

10/02

SFAS 133

Effective FY
beginning after
June 15, 2000

Expanded the
definition of a
derivative

Underlying is a
specified variable
or index

Must have notional
amount

Little or no initial
net investment

Net settlement

EITF 02-03

Rescinds EITF 98-
10

Transactions falling
under 98-10 now
get accounted for
as executory
contracts if not a
derivative under
SFAS 133

Revenues recorded
net

Background

From 1998 through Oct 25, 2002, what was being marked
to market?

Storage contracts (EITF 98-10)

Capacity contracts (EITF 98-10)

Firm power purchase agreements (SFAS 133)

Firm fuel supply contracts (SFAS 133)

Weather derivatives (EITF 99-2)

Other historical derivatives (SFAS 133)

October 25, 2002, EITF 98-10 rescinded by EITF 02-03

Transactions falling under 98-10 now get accounted for as
executory contracts if not a derivative under SFAS 133

That means non-derivatives, like storage and capacity
contracts, get accrual accounting treatment

Background (continued)

SFAS 133 in a Nutshell

Requires derivatives to be marked to market

However, under specific criteria, hedge accounting is
allowed

Cash Flow Hedge

Fair Value Hedge

Foreign Currency Hedge

Also, an exclusion is allowed for purchases and sales
deemed to be in the ordinary course of business

SFAS 133

For Sequent, most of the accounting remains the same

Forwards, futures, options and swaps are derivatives and
are marked to market

Some differences occur

Spreads (time and location) were marked as energy
related contracts under 98-10 but are not derivatives as
defined in SFAS 133 – therefore no mark-to-market going
forward

Cash flow hedging (hedging anticipated transactions)

Fair value hedging (hedging the fair value of the firm
commitment)

Sequent does not employ hedge accounting currently
but we do provide additional disclosures to allow
visibility into the effect of price movements on positions

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2003 Analyst/Investor Conference 7

AGL Resources

Cash Flow Hedging

Hedging anticipated purchases (injection month) and sales
(withdrawal month)

Must make sure that actual quantities purchased/sold at
hedged location are greater than or equal to the hedged volume

Gains/losses on futures and basis will be included in OCI
until hedged item affects income

OCI – will increase/decrease monthly (Adds volatility to
Equity)

Inventory on B/S still under LOCOM accounting

In periods of price declines, can still be subject to LOCOM
adjustment

Hedged item must be probable; by rolling expected inj/wdrl,
we will soon lose that “probable” aspect and therefore may
lose the ability to use cash flow hedging as an effective tool

Fair Value Hedging

Cannot designate hedges when both are forwards; must
have firm commitment.

Gain/loss on derivatives will run through income until inventory is injected

Must create inventory layers similar to LIFO/FIFO

Inventory is marked at spot while derivative hedge is marked against forward contract month

Creates opportunity for ineffectiveness between spot and
forward contract values

Can actually result in worse answer than not hedging at all if curve goes from flat to steep contango with a drop in the front

No Hedge Accounting

Requires the least amount of new processes, controls, etc

Need to determine what we should/could disclose in
quarterly filings and to analysts so that investors understand price risk

Volatility in earnings would remain but provide more
transparency regarding timing and size of price impact

Sequent Storage Management

Capture spreads mainly using futures and basis
swaps to lock in margin

Improve the lie as spreads widen or tighten by “rolling
the hedges”

Hedge Accounting Myth

Through the application of hedge
accounting (cash flow or fair value
hedges), the gains/losses on the hedge
will always offset the losses/gains on the
hedged item in the same period, thus
eliminating the earnings volatility.

Example – Using Actual 2002 Prices

Case 1 – Using actual 2002 prices

On Feb 18, put on spread buying April Futures at $2.357
and selling Nov Futures at $2.921, locking in $0.564

Case 2 – Using actual 2003 prices

On March 25, put on spread buying April Futures at $5.077
and selling Dec Futures at $5.312, locking in $0.235

Example – Using Actual 2002 Prices

Using

Using

Without

FV Hedging

CF Hedging

Using Hedge Actg

Case 1 - Example Using Actual 2002 Prices

Q1

0.390

$

-

$

0.390

$

Q2

(0.156)

$

(0.194)

$

(0.156)

$

Q3

(0.122)

$

-

$

(0.530)

$

Q4

0.452

$

0.758

$

0.860

$

    Total

0.564

$

0.564

$

0.564

$

Example – Using Actual 2003 Prices

Case 2 - Example Using Actual 2003 Prices

Q1

0.081

$

-

$

0.081

$

Q2

(0.374)

$

-

$

(0.519)

$

Q3

0.053

$

-

$

0.281

$

Q4

0.475

$

0.235

$

0.392

$

    Total

0.235

$

0.235

$

0.235

$

Conclusion

We manage our business for economics; earnings volatility
can occur due to divergence of accounting p/l and economic
value

We will provide additional transparency where practical
regarding the size and timing of the earnings volatility with regards to our storage portfolio

Continue to analyze the possibility of applying hedge
accounting where practical

Spreadsheet Examples

Sequent Energy

FV Hedge Example Case 1

On Feb 18, put on spread buying April Futures at $2.357 and selling Nov Futures at $2.921, locking in $0.564

Apr Futures

Inventory

Inventory FV

Nov Futures

Sales Revenues

Total Margin

28-Feb

Apr futures

2.357

0.000

0.000

Nov futures

2.921

0.000

0.000

31-Mar

Apr futures

3.472

1.115

1.115

Nov futures

3.646

-0.725

-0.725

30-Apr

Purchase inventory

3.472

30-Jun

Spot price

3.278

Jul

-0.194

-0.194

Nov futures

3.608

0.038

0.038

30-Sep

Spot price

3.686

Oct

0.408

0.408

Nov futures

4.138

-0.530

-0.530

31-Oct

Nov futures

4.126

0.012

0.012

30-Nov

Sell inventory

4.126

-3.472

-0.214

4.126

0.440

Sum of P/L

1.115

-3.472

0.000

-1.205

4.126

0.564

Margin by Quarter

Q1

0.390

$

Q2

(0.156)

$

Q3

(0.122)

$

Q4

0.452

$

Total

0.564

$

Bold = P/l

Not bold  = balance sheet

Note: Based on Actual 2002 NYMEX prices for the dates and contracts used

Sequent Energy

CF Hedge Example Case 1

On Feb 18, put on spread buying April Futures at $2.357 and selling Nov Futures at $2.921, locking in $0.564

Apr Futures

Inventory

Inventory LCM

Nov Futures

Sales Revenues

RMA/RML

OCI

Total Margin

28-Feb

Apr futures

2.357

0.000

0.000

Nov futures

2.921

0.000

0.000

31-Mar

Apr futures

3.472

-1.115

0.000

Nov futures

3.646

0.000

-0.725

0.725

0.000

30-Apr

Purchase inventory

3.472

30-Jun

Spot price

3.278

Jul

-0.194

-0.194

Nov futures

3.608

0.038

-0.038

0.000

30-Sep

Spot price

3.686

Oct

0.000

Nov futures

4.138

-0.530

0.530

0.000

31-Oct

Nov futures

1.205

Nov futures

4.126

0.012

-0.012

0.000

30-Nov

Sell inventory

4.126

-3.472

0.194

4.126

-0.090

0.758

Sum of P/L

0.000

-3.472

0.000

0.000

4.126

0.000

-0.090

0.564

Margin by Quarter

Q1

-

$

Q2

(0.194)

$

Q3

-

$

Q4

0.758

$

Total

0.564

$

Bold = P/l

Not bold  = balance sheet

Note: Based on Actual 2002 NYMEX prices for the dates and contracts used

Sequent Energy

Do Not Use Hedging Example Case 1

On Feb 18, put on spread buying April Futures at $2.357 and selling Nov Futures at $2.921, locking in $0.564

Apr Futures

Inventory

Inventory LCM

Nov Futures

Sales Revenues

RMA/RML

OCI

Total Margin

28-Feb

Apr futures

2.357

0.000

0.000

Nov futures

2.921

0.000

0.000

31-Mar

Apr futures

3.472

1.115

1.115

Nov futures

3.646

-0.725

-0.725

30-Apr

Purchase inventory

3.472

30-Jun

Spot price

3.278

Jul

-0.194

-0.194

Nov futures

3.608

0.038

0.038

30-Sep

Spot price

3.686

Oct

0.000

Nov futures

4.138

-0.530

-0.530

31-Oct

Nov futures

Nov futures

4.126

0.012

0.012

30-Nov

Sell inventory

4.126

-3.472

0.194

4.126

0.000

0.848

Sum of P/L

1.115

-3.472

0.000

-1.205

4.126

0.000

0.000

0.564

Margin by Quarter

Q1

0.390

$

Q2

(0.156)

$

Q3

(0.530)

$

Q4

0.860

$

Total

0.564

$

Bold = P/l

Not bold  = balance sheet

Note: Based on Actual 2002 NYMEX prices for the dates and contracts used

Sequent Energy

FV Hedge Example Case 2

On Mar 25, put on spread buying April Futures at $5.077 and selling Dec Futures at $5.312, locking in $0.235

Apr Futures

Inventory

Inventory FV

Dec Futures

Sales Revenues

Total Margin

25-Mar

Apr futures

5.077

0.000

0.000

Dec futures

5.312

0.000

0.000

31-Mar

Apr futures

5.146

0.069

0.069

Dec futures

5.300

0.012

0.012

30-Apr

Purchase inventory

5.146

30-Jun

Spot price

5.291

Jul

0.145

0.145

Dec futures

5.819

-0.519

-0.519

30-Sep

Spot price

4.883

Oct 8/27

-0.408

-0.408

Dec futures

5.358

8/27

0.461

0.461

30-Nov

Dec futures

5.358

8/27

0.000

0.000

31-Dec

Sell inventory

5.358

8/27

-5.146

0.263

5.358

0.475

Sum of P/L

0.069

-5.146

0.000

-0.046

5.358

0.235

Margin by Quarter

Q1

0.081

$

Q2

(0.374)

$

Q3

0.053

$

Q4

0.475

$

Total

0.235

$

Bold = P/l

Not bold  = balance sheet

Note: Based on Actual 2002 NYMEX prices for the dates and contracts used

Sequent Energy

CF Hedge Example Case 2

On Mar 25, put on spread buying April Futures at $5.077 and selling Dec Futures at $5.312, locking in $0.235

Apr Futures

Inventory

Inventory LCM

Dec Futures

Sales Revenues

RMA/RML

OCI

Total Margin

25-Mar

Apr futures

5.077

0.000

0.000

Dec futures

5.312

0.000

0.000

31-Mar

Apr futures

5.146

-0.069

0.000

Dec futures

5.300

0.000

0.012

-0.012

0.000

30-Apr

Purchase inventory

5.146

30-Jun

Spot price

5.291

Jul

0.000

0.000

Dec futures

5.819

-0.519

0.519

0.000

30-Sep

Spot price

4.883

Oct 8/27

0.000

Dec futures

5.358

8/27

0.461

-0.461

0.000

30-Nov

Dec futures

0.046

Dec futures

5.358

8/27

0.000

0.000

0.000

31-Dec

Sell inventory

5.358

8/27

-5.146

0.000

5.358

0.023

0.235

Sum of P/L

0.000

-5.146

0.000

0.000

5.358

0.000

0.023

0.235

Margin by Quarter

Q1

-

$

Q2

-

$

Q3

-

$

Q4

0.235

$

Total

0.235

$

Bold = P/l

Not bold  = balance sheet

Note: Based on Actual 2002 NYMEX prices for the dates and contracts used

Sequent Energy

Do Not Use Hedging Example Case 2

On Mar 25, put on spread buying April Futures at $5.077 and selling Dec Futures at $5.312, locking in $0.235

Apr Futures

Inventory

Inventory LCM

Nov Futures

Sales Revenues

RMA/RML

OCI

Total Margin

25-Mar

Apr futures

5.077

0.000

0.000

Dec futures

5.312

0.000

0.000

31-Mar

Apr futures

5.146

0.069

0.069

Dec futures

5.300

0.012

0.012

30-Apr

Purchase inventory

5.146

30-Jun

Spot price

5.291

Jul

0.000

0.000

Dec futures

5.819

-0.519

-0.519

30-Sep

Spot price

4.883

Oct 8/27

0.000

Dec futures

5.538

0.281

0.281

30-Nov

Dec futures

Dec futures

5.538

8/27

0.000

0.000

31-Dec

Sell inventory

5.538

8/27

-5.146

0.000

5.538

0.000

0.392

Sum of P/L

0.069

-5.146

0.000

-0.226

5.538

0.000

0.000

0.235

Margin by Quarter

Q1

0.081

$

Q2

(0.519)

$

Q3

0.281

$

Q4

0.392

$

Total

0.235

$

Bold = P/l

Not bold  = balance sheet

Note: Based on Actual 2002 NYMEX prices for the dates and contracts used